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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        August 13, 1999
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                          OptiCare Health Systems, Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                                 1-15223                    76-0453392
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(State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
 of incorporation)                                         Identification No.)


87 Grandview Avenue, Waterbury, Connecticut                         06708
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 (Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code         203-596-2236
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Saratoga Resources, Inc., 301 Congress Avenue - Suite 1550, Austin, Texas 78701
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         (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)   Previous independent accountants.

      (i) On August 30, 1999, the Board of Directors of the Registrant determined not to engage Ernst & Young LLP ("EY") to audit the Registrant's consolidated financial statements as of and for the year ending December 31, 1999. EY did not audit the Registrant's consolidated financial statements as of and for the year ended December 30, 1997. The Registrant's consolidated financial statements as of and for the year ended December 31, 1997 were audited by Hein + Associates.

      (ii) The reports of EY on the consolidated financial statements of the Registrant as of and for the year ended December 31, 1998, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

      (iii) The management of the Registrant has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Such letter is filed with this Report as Exhibit 16.

      (iv) During the Registrant's year ended December 31, 1998, and the subsequent interim period through August 30, 1999, there have been no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY would have caused them to make reference thereto in their reports on the Registrant's consolidated financial statements.

(b)   New Independent Accountants.

      On August 30, 1999, the Board of Directors of the Registrant formally approved the appointment of Deloitte & Touche LLP as its independent accountant to audit the Registrant's consolidated financial statements as of and for the year ending December 31, 1999. The decision to change independent accountants was approved by the Board of Directors of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired:

      All the following financial statements are incorporated herein by reference to the financial statements included in the Registration Statement, beginning at page F-1 thereof.

      PRIMEVISION HEALTH, INC.

         Interim Financial Statements (unaudited)
             Consolidated Balance Sheets as of March 31, 1999 and December 31,
                   1998
             Consolidated Statements of Operations for the quarters ended
                   March 31, 1999 and 1998
             Consolidated Statements of Cash Flows for the quarters ended March
                   31, 1999 and 1998
             Notes to Consolidated Financial Statements


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           Annual Financial Statements

                 Report of Independent Auditors
                 Consolidated Balance Sheets as of December 31, 1998 and 1997 Consolidated Statements of Operations for the years ended
                       December 31, 1998, 1997 and 1996
                 Consolidated Statements of Shareholders' (Deficit) Equity for
                       the years ended December 31, 1998, 1997 and 1996
                 Consolidated Statements of Cash Flows for the years ended
                       December 31, 1998, 1997 and 1996
                 Notes to Consolidated Financial Statements

      OPTICARE EYE HEALTH CENTERS, INC., AND AFFILIATE

           Interim Financial Statements (unaudited)

                 Combined Balance Sheets as of March 31, 1999 and December 31,
                       1998
                 Combined Statements of Operations for the quarters ended
                       March 31, 1999 and 1998
                 Combined Statements of Cash Flows for the quarters ended March
                       31, 1999 and 1998
                 Notes to Combined Financial Statements
           Annual Financial Statements
                 Report of Independent Auditors
                 Combined Balance Sheets as of December 31, 1998 and 1997 Combined Statements of Operations for the years ended December
                       31, 1998, 1997 and 1996
                 Combined Statements of Shareholders' Equity for the years ended December 31, 1998, 1997 and 1996 Combined Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996 Notes to Combined Financial Statements

(b) Pro forma financial information:

      All the following pro forma combined financial statements of the Registrant, Prime and OptiCare are incorporated herein by reference to the financial statements included in the Registration Statement, beginning at page F-1 thereof.

            Introduction
            Pro Forma Combined Balance Sheet as of March 31, 1999
            Pro Forma Combined Statement of Operations for the quarter ended
                  March 31, 1999
            Pro Forma Combined Statement of Operations for the year ended
                  December 31, 1998
            Notes to Pro Forma Combined Financial Statements

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(c)   Exhibits:

      2. Agreement and Plan of Merger, dated as of April 12, 1999, among the Registrant, OptiCare Shellco Merger Corporation, Prime Shellco Merger Corporation, OptiCare Eye Health Centers, Inc., and PrimeVision Health, Inc., incorporated herein by reference to the Registrant's Registration Statement on Form S-4, Registration No. 333-78501, as amended (the "Registration Statement"), first filed on May 14, 1999, Exhibit 2 and Annex A to the Proxy Statement/Prospectus included in Part I of the Registration Statement.

      3.1 Certificate of Amendment of the Certificate of Incorporation, dated as of August 13, 1999, as filed on that day with the Delaware Department of State.*

      3.2 Certificate of Designation with respect to the Registrant's Series A Convertible Preferred Stock, as filed with the Delaware Department of State on August 13, 1999.*

      3.3 Warrant dated as of August 13, 1999 between the Company and Bank Austria Creditanstalt Corporate Finance, Inc.*

      4.1   Form of Performance Stock Program, incorporated by reference to
            Exhibit 4.1 of the Registration Statement, and Annex C thereof.

      4.2   Form of Employee Stock Purchase Plan, incorporated by reference to
            Exhibit 4.2 of the Registration Statement, and Annex D thereof.

      10.1 Amended and Restated Loan and Security Agreement, dated as of August 13, 1999, among Consolidated Eye Care, Inc., OptiCare Eye Health Centers, Inc., and PrimeVision Health, Inc., as Borrowers, OptiCare Health Systems, Inc., as the Parent, the lenders named therein (the "Lenders"), Bank Austria, AG, as the LC Issuer (the "LC Issuer"), and Bank Austria Creditanstalt Corporate Finance, Inc., as the agent (the "Agent") (excluding schedules and other attachments thereto).*

      10.2 Guaranty, dated as of August 13, 1999, among OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc., Consolidated Eye Care, Inc. and each of the other subsidiaries and affiliates of the Company parties listed on the signature pages thereto, in favor of the Lenders, the LC Issuer and the Agent for the Lenders and the LC Issuer.*

      10.3 Security Agreement, dated as of August 13, 1999, among the Company and the other parties listed on the signature page thereto in favor of the Agent for the benefit of the Lenders and the LC Issuer.*

      10.4 Conditional Assignment and Trademark Security Agreement dated as of August 13,1999, between OptiCare Eye Health Centers, Inc. and the Agent for the benefit of the Lenders and the LC Issuer.*

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      10.5  Pledge and Security Agreement, dated as of August 13, 1999, among each of OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc., PrimeVision Health, Inc., Consolidated Eye Care, Inc. and each of the other subsidiaries and affiliates of the Company listed on the signature pages thereto, in favor of the Agent for the benefit of the Lenders and the LC Issuer.*

      10.6 Assignment of Notes and Security Agreement, dated as of August 13, 1999, between PrimeVision Health, Inc. and Bank Austria Creditanstalt Corporate Finance, Inc. *

      16 Letter regarding change of certifying accountants. (Supersedes the letter filed as Exhibit 16 to the Current Report on form 8-K/A (Date of Event - August 13, 1999) filed with the Securities and Exchange Commission on September 10, 1999). **

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      *     Incorporated by reference to the Current Report on Form 8-K (Date of
            Event - August 13, 1999) filed with the Securities and Exchange Commission on August 30, 1999.

      **    Filed herewith.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 17, 1999                    OPTICARE HEALTH SYSTEMS, INC.


                                             By: /s/ Steven L. Ditman
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                                                Name: Steven L. Ditman
                                                Title: Executive Vice President
                                                       and Chief Financial
                                                       Officer